WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited)	February 28, 2023

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE

U.S. TREASURY INFLATION PROTECTED SECURITIES - 132.4%
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	112,152,750	$112,484,152	(a)
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	7,358,700	7,519,144
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	18,350,300	20,056,420
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	27,647,600	28,944,825	(a)
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	104,713,780	118,118,942	(a)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	3,570,242	3,852,086
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	47,022,942	40,233,433
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	39,732,576	37,701,834	(b)
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	34,912,526	29,052,979	(c)
U.S. Treasury Bonds, Inflation Indexed	0.250%	2/15/50	9,350,883	6,575,729
U.S. Treasury Bonds, Inflation Indexed	0.125%	2/15/52	15,779,464	10,563,378
U.S. Treasury Bonds, Inflation Indexed	1.500%	2/15/53	5,491,530	5,413,876
U.S. Treasury Notes, Inflation Indexed	0.625%	4/15/23	49,587,520	49,812,187
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	35,709,800	35,909,233	(a)
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/24	35,616,000	35,266,608	(a)
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/24	54,132,340	53,210,493	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	10/15/24	28,920,250	28,143,025	(a)
U.S. Treasury Notes, Inflation Indexed	0.250%	1/15/25	37,592,400	36,385,102	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/25	9,192,320	8,831,509
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/26	91,458,370	88,311,775	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	10/15/26	26,067,360	24,621,355	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/27	23,125,960	21,621,201
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/30	1,153,580	1,045,616
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/31	6,644,220	5,931,303
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/32	20,878,455	18,456,354
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/33	25,108,776	24,231,237

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $902,627,070)				852,293,796

CORPORATE BONDS & NOTES - 8.8%
COMMUNICATION SERVICES - 0.0%††
Wireless Telecommunication Services - 0.0%††
T-Mobile USA Inc., Senior Notes	3.750%	4/15/27	100,000	94,053

CONSUMER DISCRETIONARY - 0.5%
Hotels, Restaurants & Leisure - 0.5%
Sands China Ltd., Senior Notes	5.900%	8/8/28	2,480,000	2,350,075
Sands China Ltd., Senior Notes	3.350%	3/8/29	200,000	163,637
Sands China Ltd., Senior Notes	4.875%	6/18/30	600,000	523,960
Sands China Ltd., Senior Notes	3.750%	8/8/31	600,000	474,511

TOTAL CONSUMER DISCRETIONARY				3,512,183

See Notes to Consolidated Schedule of Investments.

Western Asset Inflation-Linked Opportunities & Income Fund 2023 Quarterly Report	1

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	February 28, 2023

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE

ENERGY - 4.1%
Energy Equipment & Services - 0.0%††
Halliburton Co., Senior Notes	3.800%	11/15/25	11,000	$10,644

Oil, Gas & Consumable Fuels - 4.1%
Apache Corp., Senior Notes	5.250%	2/1/42	910,000	738,717
Apache Corp., Senior Notes	4.250%	1/15/44	2,630,000	1,895,390
BP Capital Markets America Inc., Senior Notes	3.633%	4/6/30	580,000	531,858
Chevron USA Inc., Senior Notes	3.900%	11/15/24	500,000	490,685
Continental Resources Inc., Senior Notes	4.900%	6/1/44	2,250,000	1,686,167
Enterprise Products Operating LLC, Senior Notes	3.125%	7/31/29	2,880,000	2,541,834
EOG Resources Inc., Senior Notes	4.375%	4/15/30	70,000	67,364
EOG Resources Inc., Senior Notes	4.950%	4/15/50	250,000	240,852
Exxon Mobil Corp., Senior Notes	4.327%	3/19/50	6,590,000	5,859,345
Exxon Mobil Corp., Senior Notes	3.452%	4/15/51	660,000	504,284
KazTransGas JSC, Senior Notes	4.375%	9/26/27	4,000,000	3,615,412	(d)
Occidental Petroleum Corp., Senior Notes	5.550%	3/15/26	330,000	328,589
Occidental Petroleum Corp., Senior Notes	6.200%	3/15/40	2,690,000	2,626,382
Petrobras Global Finance BV, Senior Notes	5.999%	1/27/28	1,410,000	1,380,344
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	2,350,000	2,244,581
YPF SA, Senior Notes	8.500%	7/28/25	1,700,000	1,527,450	(e)

Total Oil, Gas & Consumable Fuels				26,279,254

TOTAL ENERGY				26,289,898

FINANCIALS - 0.9%
Banks - 0.7%
Wells Fargo & Co., Senior Notes (5.013% to 4/4/50 then SOFR + 4.502%)	5.013%	4/4/51	4,480,000	4,131,143	(f)

Diversified Financial Services - 0.2%
ILFC E-Capital Trust II, Ltd. GTD ((Highest of 3 mo. USD LIBOR, 10 year Treasury Constant Maturity Rate and 30 year Treasury Constant Maturity Rate) + 1.800%)	6.538%	12/21/65	2,084,000	1,487,896	(d)(f)

TOTAL FINANCIALS				5,619,039

HEALTH CARE - 0.7%
Pharmaceuticals - 0.7%
Bausch Health Americas Inc., Senior Notes	9.250%	4/1/26	3,130,000	2,343,610	(d)
Bausch Health Americas Inc., Senior Notes	8.500%	1/31/27	1,970,000	1,038,525	(d)
Bausch Health Cos. Inc., Senior Notes	5.250%	1/30/30	2,370,000	1,025,025	(d)

TOTAL HEALTH CARE				4,407,160

See Notes to Consolidated Schedule of Investments.

2	Western Asset Inflation-Linked Opportunities & Income Fund 2023 Quarterly Report

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	February 28, 2023

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE

INDUSTRIALS - 0.5%
Aerospace & Defense - 0.5%
General Dynamics Corp., Senior Notes	4.250%	4/1/40	30,000	$27,272
General Dynamics Corp., Senior Notes	4.250%	4/1/50	3,470,000	3,103,243

TOTAL INDUSTRIALS				3,130,515

INFORMATION TECHNOLOGY - 0.0%††
Semiconductors & Semiconductor Equipment - 0.0%††
Broadcom Inc., Senior Notes	3.137%	11/15/35	400,000	295,129	(d)

MATERIALS - 2.1%
Metals & Mining - 2.1%
Alcoa Nederland Holding BV, Senior Notes	6.125%	5/15/28	570,000	561,149	(d)
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	1,630,000	1,528,464	(d)
Antofagasta PLC, Senior Notes	2.375%	10/14/30	1,110,000	878,921	(d)
Barrick North America Finance LLC, Senior Notes	5.750%	5/1/43	1,170,000	1,179,331
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	1,620,000	1,573,963
Glencore Finance Canada Ltd., Senior Notes	5.550%	10/25/42	2,330,000	2,161,781	(d)
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	750,000	738,759	(d)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	500,000	474,974	(d)
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	1,630,000	1,525,939	(d)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	1,600,000	1,497,680
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	1,360,000	1,281,348

TOTAL MATERIALS				13,402,309

TOTAL CORPORATE BONDS & NOTES (Cost - $66,552,653)				56,750,286

COLLATERALIZED MORTGAGE OBLIGATIONS(g) - 7.7%
Angel Oak Mortgage Trust, 2023-1 A1	4.750%	9/26/67	2,097,178	2,021,277	(d)
Banc of America Funding Trust, 2015-R2 4A2 (1 mo. USD LIBOR + 0.165%)	3.809%	9/29/36	1,976,187	1,551,336	(d)(f)
Banc of America Funding Trust, 2015-R2 5A2	3.809%	9/29/36	4,512,975	3,554,163	(d)(f)
BDS, 2021-FL8 A (1 mo. USD LIBOR + 0.920%)	5.511%	1/18/36	795,361	781,026	(d)(f)
Benchmark Mortgage Trust, 2021-B29 XA, IO	1.041%	9/15/54	8,185,660	458,759	(d)(f)
BHMS, 2018-ATLS D (1 mo. USD LIBOR + 2.250%)	6.838%	7/15/35	4,220,000	3,978,596	(d)(f)
BX Commercial Mortgage Trust, 2021-CIP A (1 mo. USD LIBOR + 0.921%)	5.509%	12/15/38	520,000	511,497	(d)(f)
BX Commercial Mortgage Trust, 2021-VOLT A (1 mo. USD LIBOR + 0.700%)	5.288%	9/15/36	910,000	889,141	(d)(f)

See Notes to Consolidated Schedule of Investments.

Western Asset Inflation-Linked Opportunities & Income Fund 2023 Quarterly Report	3

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	February 28, 2023

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE

COLLATERALIZED MORTGAGE OBLIGATIONS(g) - (continued)
BX Commercial Mortgage Trust, 2021-XL2 D (1 mo. USD LIBOR + 1.397%)	5.985%	10/15/38	1,621,751	$1,559,957	(d)(f)
BX Commercial Mortgage Trust, 2022-LP2 G (1 mo. Term SOFR + 4.106%)	8.668%	2/15/39	1,689,670	1,622,791	(d)(f)
BX Trust, 2021-ARIA D (1 mo. USD LIBOR + 1.895%)	6.483%	10/15/36	2,230,000	2,130,722	(d)(f)
BX Trust, 2022-CLS A	5.760%	10/13/27	1,300,000	1,266,330	(d)
BXMT Ltd., 2020-FL2 A (1 mo. Term SOFR + 1.014%)	5.578%	2/15/38	1,007,105	982,633	(d)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2017-2 M1	4.000%	8/25/56	3,116,085	3,037,465	(d)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2017-2 M2	4.000%	8/25/56	5,170,000	4,535,424	(d)(f)
Federal National Mortgage Association (FNMA) - CAS, 2017-C06 1B1 (1 mo. USD LIBOR + 4.150%)	8.767%	2/25/30	2,950,000	3,107,413	(d)(f)
Federal National Mortgage Association (FNMA) - CAS, 2019-R07 1M2 (1 mo. USD LIBOR + 2.100%)	6.717%	10/25/39	149,894	149,919	(d)(f)
Hawaii Hotel Trust, 2019-MAUI F (1 mo. USD LIBOR + 2.750%)	7.338%	5/15/38	1,760,000	1,718,074	(d)(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LD12 AJ	6.673%	2/15/51	36,439	32,492	(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN GFX	4.688%	1/16/37	4,570,000	3,395,544	(d)(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN XHFL, IO	0.600%	1/16/37	2,151,236	3,746	(d)(f)
Lehman Mortgage Trust, 2006-5 2A2, IO (-1.000 x 1 mo. USD LIBOR + 7.150%)	2.533%	9/25/36	2,420,537	307,980	(f)
MHC Commercial Mortgage Trust, 2021- MHC A (1 mo. USD LIBOR + 0.801%)	5.389%	4/15/38	1,220,000	1,204,991	(d)(f)
MSC Trust, 2021-ILP A (1 mo. USD LIBOR + 0.778%)	5.366%	11/15/23	1,903,705	1,863,005	(d)(f)
Morgan Stanley Mortgage Loan Trust, 2007-11AR 2A3	2.720%	6/25/37	66,510	38,000	(f)
MRCD Mortgage Trust, 2019-PARK A	2.718%	12/15/36	1,520,000	1,398,200	(d)
PFP Ltd., 2021-8 A (1 mo. USD LIBOR + 1.000%)	5.590%	8/9/37	1,832,827	1,782,523	(d)(f)
PRKCM Trust, 2023-AFC1 A1	6.598%	2/25/58	2,130,000	2,132,568	(d)(h)

See Notes to Consolidated Schedule of Investments.

4	Western Asset Inflation-Linked Opportunities & Income Fund 2023 Quarterly Report

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	February 28, 2023

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE

COLLATERALIZED MORTGAGE OBLIGATIONS(g) - (continued)
SREIT Trust, 2021-MFP A (1 mo. USD LIBOR + 0.731%)	5.319%	11/15/38	650,000		$636,713	(d)(f)
SREIT Trust, 2021-PALM B (1 mo. USD LIBOR + 0.810%)	5.398%	10/15/34	1,930,000		1,862,947	(d)(f)
WaMu Mortgage Pass-Through Certificates Trust, 2006-AR3 A1B (Federal Reserve U.S. 12 mo. Cumulative Avg 1 Year CMT + 1.000%)	3.793%	2/25/46	982,908		860,311	(f)
Wells Fargo Commercial Mortgage Trust, 2021-C59 XA, IO	1.534%	4/15/54	3,947,473		334,118	(f)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $51,641,571)					49,709,661

SOVEREIGN BONDS - 3.8%
Argentina - 0.0%††
Argentine Bonos del Tesoro, Bonds	16.000%	10/17/23	26,750,000	ARS	49,437	(i)

Brazil - 0.1%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	2,446,000	BRL	427,947

Chile - 0.7%
Bonos de la Tesoreria de la Republica en pesos, Bonds	5.000%	3/1/35	4,040,000,000	CLP	4,605,394

Indonesia - 0.9%
Indonesia Treasury Bond	7.000%	5/15/27	81,217,000,000	IDR	5,416,774

Mexico - 2.1%
Mexican Bonos, Bonds	8.000%	11/7/47	51,280,000	MXN	2,458,267
Mexican Bonos, Senior Notes	7.750%	11/13/42	162,580,000	MXN	7,623,528
Mexico Government International Bond, Senior Notes	4.500%	4/22/29	3,720,000		3,540,721

Total Mexico					13,622,516

Nigeria - 0.0%††
Nigeria Government International Bond, Senior Notes	6.500%	11/28/27	280,000		232,582	(d)

TOTAL SOVEREIGN BONDS (Cost - $29,737,653)					24,354,650

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 2.9%
Brazil - 1.6%
Brazil Notas do Tesouro Nacional Serie B, Notes	6.000%	8/15/30	33,368,635	BRL	6,348,257
Brazil Notas do Tesouro Nacional Serie B, Notes	6.000%	8/15/50	20,652,151	BRL	3,741,595

Total Brazil					10,089,852

See Notes to Consolidated Schedule of Investments.

Western Asset Inflation-Linked Opportunities & Income Fund 2023 Quarterly Report	5

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	February 28, 2023

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Russia - 0.1%
Russian Federal Inflation Linked Bond - OFZ, Senior Notes	2.500%	2/2/28	626,548,750	RUB	$417,421	*(j)

Uruguay - 1.2%
Uruguay Government International Bond, Senior Notes	4.250%	4/5/27	300,200,634	UYU	8,043,252

TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $33,602,192)					18,550,525

ASSET-BACKED SECURITIES - 1.1%
Bear Stearns Asset Backed Securities Trust, 2007-SD2 2A1 (1 mo. USD LIBOR + 0.800%)	5.417%	9/25/46	26,851		25,197	(f)
BRSP Ltd., 2021-FL1 A (1 mo. USD LIBOR + 1.150%)	5.741%	8/19/38	2,000,000		1,967,500	(d)(f)
Greystone CRE Notes Ltd., 2021-FL3 A (1 mo. USD LIBOR + 1.020%)	5.608%	7/15/39	1,000,000		982,930	(d)(f)
MF1 LLC, 2022-FL9 A (1 mo. Term SOFR + 2.150%)	6.714%	6/19/37	2,290,000		2,307,510	(d)(f)
Origen Manufactured Housing Contract Trust, 2007-B A1 (1 mo. USD LIBOR + 1.200%)	5.788%	10/15/37	1,639,562		1,580,587	(d)(f)

TOTAL ASSET-BACKED SECURITIES (Cost - $6,813,115)					6,863,724

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 0.0%††
U.S. Government Obligations - 0.0%††
U.S. Treasury Notes (Cost - $177,610)	1.375%	11/15/31	180,000		146,552

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $1,091,151,864)					1,008,669,194

			SHARES
SHORT-TERM INVESTMENTS - 0.3%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost - $1,741,559)	4.513%		1,741,559		1,741,559	(k)(l)

TOTAL INVESTMENTS - 157.0% (Cost - $1,092,893,423)					1,010,410,753
Liabilities in Excess of Other Assets - (57.0)%					(366,973,245)

TOTAL NET ASSETS - 100.0%					$643,437,508

See Notes to Consolidated Schedule of Investments.

6	Western Asset Inflation-Linked Opportunities & Income Fund 2023 Quarterly Report

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	February 28, 2023

†	Face amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

*	Non-income producing security.

(a)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(b)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(c)	All or a portion of this security is held at the broker as collateral for open centrally cleared swap contracts.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(e)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(f)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(g)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(h)	Securities traded on a when-issued or delayed delivery basis.

(i)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(j)	The coupon payment on this security is currently in default as of February 28, 2023.

(k)	Rate shown is one-day yield as of the end of the reporting period.

(l)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At February 28, 2023, the total market value of investments in Affiliated Companies was $1,741,559 and the cost was $1,741,559 (Note 2).

Abbreviation(s) used in this schedule:

ARS	— Argentine Peso
BRL	— Brazilian Real
CAS	— Connecticut Avenue Securities
CLP	— Chilean Peso
CMT	— Constant Maturity Treasury
GTD	— Guaranteed
IDR	— Indonesian Rupiah
IO	— Interest Only
JSC	— Joint Stock Company
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
OFZ	— Obligatsyi Federal’novo Zaima (Russian Federal Loan Obligation)
RUB	— Russian Ruble
SOFR	— Secured Overnight Financing Rate
USD	— United States Dollar
UYU	— Uruguayan Peso

See Notes to Consolidated Schedule of Investments.

Western Asset Inflation-Linked Opportunities & Income Fund 2023 Quarterly Report	7

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	February 28, 2023

At February 28, 2023, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value**
Morgan Stanley & Co. Inc.	4.660%	2/22/2023	4/6/2023	$ 36,105,299	U.S. Treasury Inflation Protected Securities Cash	$36,100,128 279,202
Morgan Stanley & Co. Inc.	4.810%	12/5/2022	6/5/2023	350,937,500	U.S. Treasury Inflation Protected Securities Cash	352,463,392 2,713,798

				$387,042,799		$391,556,520

*	Refer to the Consolidated Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.

**	Including accrued interest.

At February 28, 2023, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Copper	136	5/23	$13,705,740	$13,904,300	$198,560
Euro	13	3/23	1,742,162	1,721,200	(20,962)
Gold 100 Ounce	86	4/23	16,882,015	15,795,620	(1,086,395)
U.S. Treasury 10-Year Notes	562	6/23	62,766,193	62,750,812	(15,381)
WTI Crude	576	7/23	45,723,787	44,075,520	(1,648,267)

					(2,572,445)

Contracts to Sell:
U.S. Treasury 2-Year Notes	427	6/23	87,278,151	86,991,242	286,909
U.S. Treasury Long-Term
Bonds	343	6/23	43,155,571	42,950,031	205,540
WTI Crude	144	3/23	11,603,160	11,095,200	507,960

					1,000,409

Net unrealized depreciation on open futures contracts					$(1,572,036)

See Notes to Consolidated Schedule of Investments.

8	Western Asset Inflation-Linked Opportunities & Income Fund 2023 Quarterly Report

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	February 28, 2023

At February 28, 2023, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	402,941,743	USD	3,080,948	Goldman Sachs Group Inc.	4/18/23	$(100,831)
MXN	6,600,000	USD	333,434	Goldman Sachs Group Inc.	4/18/23	23,926
MYR	41,650,000	USD	9,496,124	Goldman Sachs Group Inc.	4/18/23	$(186,656)
BRL	5,465,176	USD	1,020,422	JPMorgan Chase & Co.	4/18/23	14,232
CAD	2,442,004	USD	1,828,463	JPMorgan Chase & Co.	4/18/23	(37,907)
INR	642,419,942	USD	7,713,050	JPMorgan Chase & Co.	4/18/23	30,494
USD	356,410	IDR	5,569,344,826	JPMorgan Chase & Co.	4/18/23	(8,200)
AUD	16,120,000	USD	11,239,880	Morgan Stanley & Co. Inc.	4/18/23	(373,706)
USD	4,102,805	CLP	3,566,117,405	Morgan Stanley & Co. Inc.	4/18/23	(178,382)

Total						$(817,030)

Abbreviation(s) used in this table:

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CLP	— Chilean Peso
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
USD	— United States Dollar

At February 28, 2023, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
REFERENCE ENTITY	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Markit CDX.NA.HY.39 Index	$38,800,000	12/20/27	5.000% quarterly	$567,052	$(1,592,665)	$2,159,717
Markit CDX.NA.IG.39 Index	141,686,000	12/20/27	1.000% quarterly	1,437,470	246,590	1,190,880

Total	$180,486,000			$2,004,522	$(1,346,075)	$3,350,597

See Notes to Consolidated Schedule of Investments.

Western Asset Inflation-Linked Opportunities & Income Fund 2023 Quarterly Report	9

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	February 28, 2023

1

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

This Consolidated Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Consolidated Schedule of Investments.

10	Western Asset Inflation-Linked Opportunities & Income Fund 2023 Quarterly Report

Notes to Consolidated Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Inflation-Linked Opportunities & Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company. The Fund commenced operations on February 25, 2004.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective. Under normal market conditions and at the time of purchase, the Fund will invest at least 80% of its total managed assets in inflation-linked securities. The Fund may invest up to 100% of its total managed assets in non-U.S. dollar investments. The Fund may also invest up to 40% of its total managed assets in below investment grade securities. If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

The Fund may gain exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Western Asset Inflation-Linked Opportunities & Income Fund CFC (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary may invest in commodity-linked instruments. The Fund may invest up to 25% of its total assets in the Subsidiary; although 10% of total managed assets may be utilized for commodity-related strategies. This schedule of investments is the consolidated schedule of investments of the Fund and the Subsidiary.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the

11

Notes to Consolidated Schedule of Investments (unaudited) (cont’d)

currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the adviser to be unreliable, the market price may be determined by the adviser using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Fund’s adviser has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s adviser is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s adviser and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

12

Notes to Consolidated Schedule of Investments (unaudited) (cont’d)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
U.S. Treasury Inflation Protected Securities	—	$852,293,796	—	$852,293,796
Corporate Bonds & Notes	—	56,750,286	—	56,750,286
Collateralized Mortgage Obligations	—	49,709,661	—	49,709,661
Sovereign Bonds	—	24,354,650	—	24,354,650
Non-U.S. Treasury Inflation Protected Securities	—	18,550,525	—	18,550,525
Asset-Backed Securities	—	6,863,724	—	6,863,724
U.S. Government & Agency Obligations	—	146,552	—	146,552

Total Long-Term Investments	—	1,008,669,194	—	1,008,669,194

Short-Term Investments†	$1,741,559	—	—	1,741,559

Total Investments	$1,741,559	$1,008,669,194	—	$1,010,410,753

13

Notes to Consolidated Schedule of Investments (unaudited) (cont’d)

ASSETS (cont’d)
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other Financial Instruments:
Futures Contracts††	$1,198,969	—	—	$1,198,969
Forward Foreign Currency Contracts††	—	$68,652	—	68,652
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection††	—	3,350,597	—	3,350,597

Total Other Financial Instruments	$1,198,969	$3,419,249	—	$4,618,218

Total	$2,940,528	$1,012,088,443	—	$1,015,028,971

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other Financial Instruments:
Futures Contracts††	$2,771,005	—	—	$2,771,005
Forward Foreign Currency Contracts††	—	$885,682	—	885,682

Total	$2,771,005	$885,682	—	$3,656,687

†	See Consolidated Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

2. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended February 28, 2023. The following transactions were effected in such company for the period ended February 28, 2023.

	Affiliate Value at November 30, 2022	Purchased		Sold		Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at February 28, 2023
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$3,884,686	$103,453,429	103,453,429	$105,596,556	105,596,556	—	$87,918	—	$1,741,559

14